UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 26, 2006

                                NANOSENSORS, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)



                        COMMISSION FILE NUMBER: 000-51007
                                                ---------

                 NEVADA                             20-0452700
     (State or other jurisdiction of   (I.R.S. Employer Identification No.)
     incorporation or organization)

                           1800 WYATT DRIVE, SUITE #2
                              SANTA CLARA, CA 95054
              (Address and zip code of principal executive offices)

                                 (408) 855-0051
              (Registrant's telephone number, including area code


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            The information required to be disclosed in this Item 1.01 is incorporated herein by reference from Item 3.02.

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

            On May 26, 2006, NanoSensors, Inc. (the "Company") consummated the initial closing of a private placement of its securities (the "Offering") pursuant to which the Company is offering up to $ 1.5 million of Units of its securities, consisting of shares of Common Stock and Common Stock Purchase Warrants ("Warrants"). The Warrants are immediately exercisable at $0.04 per share for a period of five years from the date of issuance. Pursuant to the Securities Purchase Agreement, the Company agreed that 60% of the gross proceeds will remain in escrow until the registration statement contemplated by the Securities Purchase Agreement is declared effective by the Securities and Exchange Commission and the Company obtains shareholder approval to increase its authorized capital. Accordingly, at the initial closing of the Offering, out of gross proceeds of $400,000, the Company received $160,000 and, accordingly, it issued a total of 3.2 Units of its securities, consisting of an aggregate of 16,000,000 shares of Common Stock and 16,000,000 Warrants, to the investors. After payment of commissions and expenses associated with the initial closing, the Company received net proceeds of $107,320. The Company also issued an aggregate of 3,200,000 warrants to the selling agents at this closing, which agent warrants are exercisable at $0.01 per share for a period of five years. The Company intends to use the proceeds from the offering for working capital and payment of accrued compensation.

            The investors also became parties to a Registration Rights Agreement, pursuant to which the Company has agreed to file, within 40 days after a final closing of the Offering, a registration statement covering the resale of the shares of common stock sold and issuable upon exercise of the Warrants issued to the investors and the placement agent.

            The Units have not be registered under the Securities Act of 1933, as amended, and were offered and sold in reliance upon the exemption from registration set forth in Section 4(2) and Regulation D, promulgated under the Securities Act. The Company believes that the investors and the placement agent are "accredited investors", as such term is defined in Rule 501(a) promulgated under the Securities Act.

            This disclosure does not constitute an offer to sell or the solicitation of an offer to buy any of the Company's securities, nor will there be any sale of these securities by us in any state or jurisdiction in which the offer, solicitation or sale would be unlawful. The disclosure is being issued pursuant to and in accordance with Rule 135 of the Act.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                NANOSENSORS, INC.


                                By: /s/ Ted Wong
                                --------------------------------------------
                                Name:  Ted Wong
                                Title: Chief Executive Officer and President
                                Date:  May 30, 2006


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